EDGAR SUBMISSION SUMMARY

Issuer Name	Inuvo, Inc.
Submission Type	8-K
Live File	On
Return Copy	On
Exchange	NONE
Confirming Copy	Off
Filer CIK	0000829323
Filer CCC	xxxxxxxx
Period of Report	06-23-2023
Item IDs	Item 1.01 (Entry into a Material Definitive Agreement)
Item IDs	Item 9.01 (Financial Statements and Exhibits)
Emerging Growth Company	No
Notify via Filing website Only	Off
Emails	confirmations@issuerdirect.com

Documents

Form Type	File Name	Description
8-K	inuvo_8k.htm	FORM 8-K
EX-10.1	inuvo_ex101.htm	EXTENSION AMENDMENT TO GOOGLE SERVICES AGREEMENT
EX-101.SCH	inuv-20230623.xsd	XBRL TAXONOMY EXTENSION SCHEMA
EX-101.LAB	inuv-20230623_lab.xml	XBRL TAXONOMY EXTENSION LABEL LINKBASE
EX-101.CAL	inuv-20230623_cal.xml	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
EX-101.PRE	inuv-20230623_pre.xml	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE
EX-101.DEF	inuv-20230623_def.xml	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE

Module and Segment References

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) June 23, 2023 INUVO, INC. (Exact name of registrant as specified in its charter) Nevada 001-32442 87-0450450 (State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.) 500 President Clinton Ave., Ste. 300, Little Rock, AR 72201 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (501) 205-8508 (Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol Name of each exchange on which registered Common Stock, $0.001 par value INUV NYSE American Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement. On June 23, 2023, Vertro, Inc. (“Vertro”), a wholly-owned subsidiary of Inuvo, Inc. entered into an Extension Amendment (the “Amendment”), effective as of July 1, 2023, to the Google Services Agreement with Google LLC, to amend certain provisions of the Google Services Agreement, dated February 24, 2021 (as amended, the “Agreement”). The Amendment modifies the terms of the Agreement by extending the term for an additional month from the then current expiration date. The new expiration date of the Agreement is July 31, 2023. The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Item 9.01 Financial Statements and Exhibits. (d) Exhibits. 10.1 Extension Amendment to Google Services Agreement by and between Vertro, Inc. and Google LLC, dated as of June 23, 2023, and effective as of July 1, 2023. 104 Cover Page Interactive Data File (embedded within the Inline XBRL document). 2

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. INUVO, INC. Date: June 27, 2023 By: /s/ John Pisaris John Pisaris, General Counsel 3

EXHIBIT 10.1 EXTENSION AMENDMENT TO GOOGLE SERVICES AGREEMENT This Extension Amendment to the Google Services Agreement (“Amendment”), effective as of the first day following the current expiration date of the Agreement (as defined below) (“Amendment Effective Date”), is between Vertro, Inc. (“Company”) and Google LLC (“Google”) and amends the existing Google Services Agreement between Company and Google (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows: 1. Extension. The term of the Agreement is extended for an additional one month from the current expiration date. 2. General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect. IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date by persons duly authorized. Company: By: /s/ Dana Robbins Name: Dana Robbins Title: SVP Digital Publishing Date: 23-June-2023 Google LLC By: /s/ Phillip Schindler Name: Philipp Schindler Title: Authorized Signatory Date: 23-June-2023

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